Exhibit 10.1
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of March 10, 2009, by and among FLOW INTERNATIONAL CORPORATION, a Washington corporation (“Borrower”), the undersigned lenders party to the Credit Agreement referred to below (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.
RECITALS
     1 Lenders, Agent and Borrower are parties to that certain Amended and Rested Credit Agreement dated as June 9, 2008 (as amended, restated or modified from time to time, the “Credit Agreement”).
     2 Lenders, Agent and Borrower entered into that certain First Amendment to Credit Agreement dated as of December 8, 2008 to, among other things, extend the Term Availability Period and to make adjustments to how Consolidated Adjusted EBITDA is calculated.
     3 Lenders, Agent and Borrower wish to further amend the Credit Agreement as set forth in this Amendment.
     NOW, THEREFORE, the parties hereto agree as follows:
AGREEMENT
     1. Definitions; Interpretation. Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Credit Agreement as amended by this Amendment. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.
     2. Amendments to Credit Agreement. The Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender hereby amend the Credit Agreement as follows:
          (a) Amendment to Schedule 1.01. Schedule 1.01 attached to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.01 attached to this Amendment, which is incorporated into the Credit Agreement by this reference.
          (b) Amendment to Schedule 2.01. Part (a) of Schedule 2.01 attached to the Credit Agreement is hereby deleted in its entirety and replaced with Part (a) of such Schedule 2.01 attached to this Amendment, which is incorporated into the Credit Agreement by this reference. The parties acknowledge and agree that the Term Availability Period has ended and that the Term Commitment has expired by its terms and is of no further force or effect.
     3. Certain Provisions Regarding Financial Covenants and Financial Reporting. Notwithstanding anything in the Credit Agreement to the contrary, no Default or Event of

Default shall be deemed to have occurred as a result of any breach of Section 7.11 of the Credit Agreement in respect of the fourth fiscal quarter of the Borrower’s fiscal year ending April 30, 2009 (the “Applicable Quarter”) prior to June 15, 2009. For the avoidance of doubt, if the Borrower breaches Section 7.11 of the Credit Agreement as at the end of the Applicable Quarter, then a Default or Event of Default shall exist as of June 15, 2009, regardless of whether Borrower has delivered the Compliance Certificate in respect of the Applicable Quarter. Notwithstanding that Section 6.01(b) of the Credit Agreement does not otherwise require Borrower to deliver the financial statements and other items described therein (the “Quarterly Financial Deliveries”) for the Applicable Quarter, Borrower shall deliver all such Quarterly Financial Deliveries for the Applicable Quarter to Agent in the number, form and content as provided in such Section 6.01(b) on or before June 15, 2009. Such deliveries shall be in addition to, and not in place of, any and all other financial statements and other items that Section 6.01 of the Credit Agreement requires Borrower to deliver to Agent with respect to the Applicable Quarter.
     4. Amendment Fee. In connection with, and in consideration for the Lenders’ entering into this Amendment, Borrower shall pay to Agent, for the account of the Lenders that execute this Amendment in accordance with their respective Applicable Percentages, an amendment fee (the “Amendment Fee”) equal to 0.25% of the Revolving Commitments (as reduced pursuant to this Amendment) of the Lenders that execute this Amendment. The Amendment Fee will be due and payable in full upon the execution of this Amendment by all parties hereto, shall be fully earned upon becoming due and payable in accordance with the terms hereof, shall be nonrefundable for any reason whatsoever, and shall be in addition to any other fees, costs and expenses payable pursuant to the Loan Documents.
     5. Conditions to Effectiveness. This Amendment shall become effective upon fulfillment, to Agent’s satisfaction, of each the following conditions (unless waived in writing by Agent):
          (a) Delivery of Amendment. The Borrowers, each of the Lenders, the Administrative Agent, the L/C Issuer, and the Swing Line Lender shall have each executed and delivered counterparts (in sufficient copies for each Lender) of this Amendment to the Administrative Agent;
          (b) Payment of Fees. The Company shall have paid to the Administrative Agent for the account of the Lenders in accordance with their respective Applicable Percentages, an amendment fee in the amount and at the time specified in the letter agreement dated March ___, 2009, among the Company, the Administrative Agent and the Arranger (the “Fee Letter”), which fee shall be deemed fully earned when due and non-refundable when paid;
          (c) Reimbursement for Expenses. The Company shall have reimbursed the Administrative Agent for all documented expenses actually incurred by Administrative Agent in connection with the preparation of this Amendment and the other Loan Documents and shall have paid all other amounts due and owing under the Loan Documents;
          (d) Representations True; No Default. After giving effect to this Amendment and the transactions contemplated hereby, (i) the representations and warranties of the Company and the other Loan Parties contained in Article V of the Credit Agreement or any other Loan Documents, or which are contained in any documents furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) no Default and no Event of Default exists or will occur as a result of the execution of this Amendment; and
          (e) Other Documents. The Administrative Agent and the Lenders shall have received such other documents, instruments, and undertakings as the Administrative Agent and such Lender may reasonably request.
     6. Agent Authorizations. The Lenders, the L/C Issuer and the Swing Line Lender hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.
     7. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     8. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lenders, the Administrative Agent, the L/C Issuer or the Swing Line Lender to forbear or execute similar amendments under the same or similar circumstances in the future.
     9. Miscellaneous.
          (a) Integration. This Amendment, together with the other Loan Documents, comprise the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.
          (b) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          (d) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

          (e) Oral Agreements Not Enforceable.
ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FLOW INTERNATIONAL CORPORATION
By:	/s/ Charles M. Brown
	Name:	Charles M. Brown
	Title:	President and CEO

BANK OF AMERICA, N.A., as Agent
By:	/s/ Ken Puro
	Name:	Ken Puro
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Gordon H. Gray
	Name:	Gordon H. Gray
	Title:	Sr. Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kathleen J. Johnson
	Name:	Kathleen J. Johnson
	Title:	Sr. Vice President

WELLS FARGO BANK N.A., as a Lender
By:	/s/ Sarah Eddy
	Name:	Sarah Eddy
	Title:	Relationship Manager

BANK OF THE WEST, as a Lender
By:	/s/ Tony Yee
	Name:	Tony Yee
	Title:	Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Michele A. Goerdel
	Name:	Michele A. Goerdel
	Title:	Vice President

COLUMBIA STATE BANK, as a Lender
By:	/s/ Kevin N. Meabon
	Name:	Kevin N. Meabon
	Title:	Vice President